                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 25, 1996 in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-33751) and related Prospectus of Archibald Candy Corporation dated October 7, 1997.


                               ERNST & YOUNG LLP


Chicago, Illinois
October 7, 1997